UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________

FORM 8-K
_______________________________________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2013

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of North Bay Resource Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.02                      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the second quarter of fiscal 2013, the Company discovered it had inadvertently issued and sold unregistered securities during the time period from October 24, 2011 through April 25, 2013. Pursuant to Section 10(a)(3) of the Securities Act, by the time our prospectus had been in use for 9 months from the effective date of January 24, 2011, the balance sheet date of the audited financial statement contained in our prospectus was more than 16 months old. This inadvertent technical failure to specifically update our prospectus according to Section 10(a)(3) of the Securities Act may have caused our prospectus to no longer be effective as of October 24, 2011.  As a result of discussions on July 17, 2013 with the Company's independent registered public accounting firm, the Company concluded that we should restate our balance sheet to reclassify the affected shares that might now be considered to be conditionally redeemable outside of the Company’s control as temporary equity and moved to the mezzanine section of our balance sheet.  Therefore the audited consolidated financial statements for the Fiscal Years 2011 and 2012, as well as all interim unaudited financial statements filed on Forms 10-Q during Fiscal Year 2012 and the first quarter of 2013 (collectively the "Financial Statements") should no longer be relied upon. The Company will amend these Financial Statements as soon as practical.

It is expected that the resulting net cumulative effect of all restatements will have no effect on the Company’s assets, liabilities, or earnings per share.

The Company’s management discussed the matters disclosed in this Current Report on Form 8-K with M&K CPAS, PLLC, the Company’s independent registered certified public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
(Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: July 17, 2013